UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the

                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: August 29, 2000

                            CYBERAMERICA CORPORATION
                     --------------------------------------
             (Exact Name of Registrant as Specified on its Charter)


           I-9418                                        87-0509512
      -----------------                               ------------------
    (Commission File Number)                (IRS Employer Identification Number)


                                     NEVADA
                                     ------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
                    (Address of Principal Executive Offices)

                                 (801) 575-8073
              (Registrant's Telephone Number, Including Area Code)

ITEM 4.           Changes in Registrant's Certifying Accountant

On August 29, 2000, CyberAmerica Corporation ("the Company") retained Mantyla McReynolds of Salt Lake City ("Mantyla"), to be the principal accountant engaged to audit the Company's financial statements. This change replaces the firm of Crouch, Bierwolf & Chisholm of Salt Lake City ("CBC") as the Company's principal accountant and auditor.

The audit reports of CBC on the Company's financial statements for the fiscal year ending December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the fiscal year ending December 31, 1999 and the subsequent interim periods through June 30, 2000, and up to August 29th, the date of CBC's termination, the Company had no disagreements with CBC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused CBC to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending December 31, 1999, and the subsequent interim period through June 30, 2000, through August 29, 2000, the date of termination, and prior to such appointment, the Company did not consult with Mantyla regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Mantyla in respect to these matters during that time.

The Company provided Mantyla with a copy of this report prior to filing it with the SEC. The Company requested that Mantyla furnish the Company with an engagement letter to the SEC stating whether Mantyla agrees with the above statements. A copy of that engagement letter dated August 25, 2000 is filed as
Exhibit 16(i) to this Form 8- K.

The Company also supplied CBC with a copy of this report prior to its filing with the SEC. The Company requested CBC to supply it with a letter regarding whether CBC agrees with statements contained herein. A copy of that request to CBC dated August 29, 2000 is filed as Exhibit 16 (ii) to this Form 8-K.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT      PAGE

NO.          NO.       DESCRIPTION

16(i)        4      Engagement  letter from Mantyla  McReynolds dated August 25,
                    2000   relating  to  its   retention  as  the   Registrant's
                    independent auditors.

16(ii)       6      Letter to Crouch,  Bierwolf and Chisholm,  containing notice of its termination as auditor for the Company and requesting a letter confirming that there are no material disagreements with the Company

16 (iii)     7      Letter from Crouch,  Bierwolf  and Chisholm  stating that it has reviewed the Form 8-K and has no objection to the statements made within it.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2000


                                 CyberAmerica Corporation

                              By:  /s/ Richard D. Surber
                                  ---------------------
                                  Richard D. Surber, President










                                       3